SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the securities Exchange Act

                               February 1, 2001
                                Date of Report
                      (Date of Earliest Event Reported)



                   INTERACTIVE MARKETING TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in its Charter)

                           3575 CAHUENGA BLVD. WEST
                                  SUITE 390
                         HOLLYWOOD, CALIFORNIA 90680
                   (Address of principal executive offices)

                                (323) 874-4484
                        Registrant's telephone number

     NEVADA                         0-29019                 22-3617931
(State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)

ITEM 4:    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 1, 2001, Moore Stephens, P.C., C.P.A.s, located in Cranford, New Jersey, resigned as our independent auditors. Our board of directors requested and approved the resignation. Currently, we are seeking a new independent auditor located on the West coast.

     Moore Stephens had audited our financials statements for the years ended February 29, 2000 and February 28, 1999. Moore Stephens' reports for each of the two fiscal years were modified in their reference to the uncertainty of Interactive Marketing's ability to continue as a going concern. Except for this modification, the reports did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Moore Stephens on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of dismissal.


ITEM 7:    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.

16     Letter of agreement from Moore Stephens, P.C.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.



      /s/ Sandy Long                                      2/6/01
By: ___________________________________________   Date: _________________
      Sandy Lang, CEO and Chairman of the Board


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